UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

FLIR SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLIR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On January 4, 2021, FLIR Systems, Inc. (“FLIR”) issued a joint press release with Teledyne Technologies Incorporated (“Teledyne”) announcing, among other things, FLIR’s expectation that it will meet or exceed the full year fiscal 2020 guidance it provided on October 30, 2020. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On January 4, 2021, FLIR issued a joint press release with Teledyne announcing, among other things, the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 4, 2021, by and among FLIR, Teledyne, Firework Merger Sub I, Inc. and Firework Merger Sub II, LLC, pursuant to which, subject to the terms and conditions of the Merger Agreement, Teledyne will acquire FLIR in a cash and stock transaction. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Additional Information and Where to Find It

This communication relates to a proposed transaction between Teledyne and FLIR. In connection with the proposed transaction, Teledyne will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a document that serves as a joint proxy statement/prospectus of Teledyne and FLIR. A joint proxy statement/prospectus will be sent to all Teledyne stockholders and all FLIR stockholders. Each party also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF TELEYDNE AND INVESTORS AND SECURITY HOLDERS OF FLIR ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors, Teledyne stockholders and FLIR stockholders may obtain free copies of the joint proxy statement/prospectus (when available) and other documents that are filed or will be filed with the SEC by Teledyne or FLIR through the website maintained by the SEC at www.sec.gov. The documents filed by Teledyne with the SEC also may be obtained free of charge at Teledyne’s website at www.teledyne.com or upon written request to 1049 Camino Dos Rios, Thousand Oaks, California. The documents filed by FLIR with the SEC also may be obtained free of charge at FLIR’s website at www.flir.com/about/investor-relations or upon written request to FLIR’s Corporate Secretary at 1201 S Joyce St, Arlington, VA 22202.

Participants in the Solicitation

Teledyne and FLIR and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Teledyne’s stockholders and FLIR’s stockholders in connection with the proposed transaction. Information about FLIR’s directors and executive officers and their ownership of FLIR’s common stock is set forth in FLIR’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 11, 2020. Information about Teledyne’s directors and executive officers is set forth in Teledyne’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 10, 2020. To the extent that holdings of Teledyne’s or FLIR’s securities have changed since the amounts printed in Teledyne’s or FLIR’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act, with respect to FLIR’s expectations on full year fiscal 2020 guidance and the proposed transaction between Teledyne and FLIR, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events and results to differ materially from the forward-looking statements in this communication, including but not limited to: (i) timing, receipt and terms and conditions of regulatory approvals required for the proposed transaction that could delay the closing of the proposed transaction, reduce the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; (ii) the possibility that Teledyne and/or FLIR stockholders do not approve the proposed transaction or that other conditions to the closing of the proposed transaction are not satisfied; (iii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iv) Teledyne’s inability to integrate FLIR’s business; (v) unexpected costs or liabilities relating to the proposed transaction; (vi) the ability of Teledyne to complete the financing related to the proposed transaction upon acceptable terms; (vii) potential litigation relating to the proposed transaction that could be instituted against Teledyne or FLIR or their respective directors or officers; (viii) the risk that disruptions caused by or relating to the proposed transaction will harm Teledyne’s or FLIR’s business, including current plans and operations; (ix) the ability of Teledyne or FLIR to retain and hire key personnel; (x) risks related to Teledyne’s incurrence of indebtedness in connection with the proposed transaction; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xii) risks relating to the market value of the shares of Teledyne common stock to be issued in the proposed transaction; (xiii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (xiv) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; (xv) general economic and market developments and conditions; (xvi) restrictions during the pendency of the proposed transaction or thereafter that may impact Teledyne’s or FLIR’s ability to pursue certain business opportunities or strategic transactions; and (xvii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Teledyne and FLIR described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Teledyne and FLIR assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Teledyne nor FLIR gives any assurance that either Teledyne or FLIR will achieve its expectations.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release issued by FLIR Systems, Inc. and Teledyne Technologies Incorporated on January 4, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2021	FLIR SYSTEMS, INC.

	By	/s/ Sonia Galindo
Sonia Galindo Senior Vice President, General Counsel, Secretary, and Chief Ethics and Compliance Officer